UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2006
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On December 15, 2006, Navistar International Corporation (the “company”) issued a press release, which is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein, providing an update on the company’s strategies and achievements, along with an outlook for 2007.
The company also announced that certain executives of the company will hold a conference call with analysts on Friday, December 15, 2006 at 10:00 AM CST to review operating metrics as well as the outlook for 2007. The call can be accessed via the company’s Web site, www.navistar.com and clicking on the link on the investor relations page. Investors are advised to log on to the company’s Web site at least 15 minutes prior to the start of the Web cast to allow sufficient time for downloading any necessary software. Copies of the slides containing financial and operating information to be used as part of the conference call are attached as Exhibit 99.2 to this Current Report and incorporated by reference herein, and will be available to investors on the investor relations page of the company’s Web site prior to the start of the Web cast. The Web cast will be available for replay at the same Web address within 24 hours following its conclusion and will be available until midnight March 31, 2007.
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING
On December 15, 2006, Navistar International Corporation (the "company") was advised by the New York Stock Exchange, Inc. (NYSE) that the NYSE intends to suspended from trading on both the NYSE and NYSE Arca the company's common stock and the company's convertible junior preference stock, series D, prior to the opening on December 20, 2006, or such earlier date as the company commences trading in another securities marketplace or if there is material adverse development. The NYSE's has advised the company that its decision to suspend trading was reached because the company is a late filer and was under review by NYSE Regulation in light of the delay in filing with the Securities and Exchange Commission ("SEC") its October 31, 2005 Form 10-K and certain of the company's fiscal 2006 Form 10-Q filings. The company plans to contest the NYSE's actions. The company anticipates its securities will be quoted on the Pink Sheets Electronic Quotation Service following the suspension.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On December 11, 2006, Mr. Robert C. Lannert, Vice Chairman and a Class I director of Navistar International Corporation (the “company”) notified the company of his resignation from the Board of Directors of the company, effective as of December 8, 2006. In accordance with disclosures made in the company’s Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on October 24, 2006 (which such report is hereby incorporated herein by reference), Mr. William A. Caton, the company’s Executive Vice President and Chief Financial Officer, was elected as a Class I director of the company to fill such vacancy created by Mr. Lannert’s resignation.
On December 11, 2006, the Compensation Committee of the Board of Directors of the company, approved cash-based long-term incentive awards under the Navistar International Corporation 2004 Performance Incentive Plan for certain employees, including its principal executive officer, principal financial officer and other named executive officers. These cash-based long-term incentive awards are in lieu of the company’s fiscal year 2007 annual grant of stock options to such individuals and are only applicable for fiscal year 2007. This fiscal year 2007 cash-based long-term incentive award is in addition to, and separate from, the company’s Annual Incentive Awards for fiscal year 2007 as previously disclosed in the company’s Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on October 24, 2006. The performance criteria, vesting schedule and other terms applicable to this fiscal year 2007 cash-based long-term incentive award are set forth in Exhibit 10.58 attached to this Current Report and hereby incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
On December 12, 2006, the Board of Directors of Navistar International Corporation (the “company”) approved a certain amendment to the company’s bylaws effective as of December 12, 2006 (the “Bylaw Amendment”). The Bylaw Amendment provides for a more orderly process for the submission of shareholder proposals in circumstances where the company needs to reschedule its annual meeting of stockholders. A copy of the Bylaw Amendment is attached as Exhibit 3.5 to this Current Report and is hereby incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

Exhibit
	No.	Description	Page

	3.5	Bylaw Amendment	E-1

	10.58	Fiscal Year 2007 Cash-Based Long-Term Incentive Award Criteria	E-2

	99.1	Press Release dated December 15, 2006	E-4

	99.2	Slide Presentation for the web cast to be held on December 15, 2006	E-10
Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. In addition, the financial information presented in this report is preliminary and unaudited and is subject to change based on the completion of our on-going review of accounting matters, the completion of our fiscal year 2006 annual financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for 2005 and 2006 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant
Date: December 15, 2006	/s/ William A. Caton
William A. Caton
Executive Vice President and Chief Financial Officer